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                                                                   EXHIBIT 10.4)


                         FOURTH SUPPLEMENTAL AGREEMENT

         FOURTH SUPPLEMENTAL AGREEMENT dated as of February 10, 1995 among Paine Webber Group, Inc., a Delaware corporation (the "Purchaser"), General Electric Company, a New York corporation (the "Parent"), and Kidder, Peabody Group Inc., a Delaware corporation (the "Seller").

         WHEREAS, the parties hereto have previously entered into an Asset Purchase Agreement dated as of October 17, 1994 (as amended and supplemented, the "Asset Purchase Agreement") and a Restructuring Agreement dated as of October 17, 1994 (as amended and supplemented, the "Restructuring Agreement");

         WHEREAS, the parties hereto have previously entered into a Supplemental Agreement dated as of December 9, 1994 (the "First Supplemental Agreement");

         WHEREAS, the parties hereto have previously entered into a Second Supplemental Agreement dated as of December 16, 1994 (the "Second Supplemental Agreement"); and

         WHEREAS, the parties hereto have previously entered into a Third Supplemental Agreement dated as of January 27, 1995 (the "Third Supplemental Agreement"); and

         WHEREAS, the parties hereto desire to further supplement the provisions of the Asset Purchase Agreement, the First Supplemental Agreement, the Second Supplemental Agreement and the Third Supplemental Agreement in the manner set forth in this Agreement;

         NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.01  Definitions.   (a)  Terms used herein and not
                       -----------
otherwise defined herein shall have the meanings set forth in the Asset Purchase Agreement, the First Supplemental Agreement, the Second Supplemental Agreement and the Third Supplemental Agreement, as the case may be.

         (b) As used in this Agreement, the following terms shall have the following meanings:


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        "Contemplated Payment" has the meaning set forth in Section 2.02.

        "Second Asset Management Closing" has the meaning set forth in Section 2.01(a).

        "Second Asset Management Closing Date" has the meaning set forth in
Section 2.01(a).

        "Second Asset Management Interim Net Book Value Statement" has the meaning set forth in Section 2.01(c).

        (c) This Agreement shall be deemed to be a Transaction Document and each reference in any of the Transaction Documents to the Transaction Documents shall be deemed to include this Agreement.

        SECTION 1.02 Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Asset Purchase Agreement shall be applicable to this Agreement.

                                 ARTICLE II
                              ASSET MANAGEMENT

        SECTION 2.01    Second Asset Management Closing.  (a)  The Second Asset
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Management Closing shall take place at the offices of Cravath, Swaine & Moore at 825 Eighth Avenue, New York, New York at 1:00 p.m., or as soon as practicable thereafter, on February 12, 1995. The Second Asset Management Closing shall be effective as of 12:01 a.m. on February 13, 1995 (the "Second Asset Management Closing Date").

        (b) At the Second Asset Management Closing, the Seller Group shall transfer to the Purchaser (or its designee) the Acquired Assets of the portion of Asset Management that relates to the management of investment companies identified on Schedule 1 and hereto the Purchaser shall assume the Assumed Liabilities arising out of such portion of Asset Management.

        (c) The Purchaser shall make a payment to the Seller on behalf of the members of the Seller Group of an amount in cash equal to the excess, if any, of (A) the Acquired Liquid Assets over (B) the Assumed Liabilities, each as reflected on the Second Asset Management Interim Net Book Value Statement (to be provided by the seller to the Purchaser at the Second Asset Management Closing), payable in Federal funds by 11:00 a.m. on February 13, 1995.

        SECTION 2.02    Asset Management Indemnification.  The Purchaser,
                        --------------------------------
PaineWebber Incorporated and MHAM shall be


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fully indemnified, defended and held harmless, jointly and severally, by the
Parent and the Seller, with respect to any amounts paid or advanced to or in respect of any of the investment companies (or successors thereto) listed on
Schedule 1 hereto that are based on:

        (a) an act or failure to act by KPAM, or one of its agents (including subadvisors), in the management of such investment company prior to the Second Asset Management Closing Date, as a result of which and to the extent that KPAM (or its agent) has legal liability to such investment company or its shareholders including, without limitation, any liability attributable to the failure of any such investment company to:

        (i) comply with any applicable state securities or Blue Sky registration requirements;

        (ii) value any asset in its portfolio in accordance with such investment company's policies or applicable law; or

        (iii) maintain its portfolio in material compliance with the terms, conditions or descriptions thereof contained in any applicable registration statement filed under the federal securities laws; or

        (b) an error (by act or omission) or oversight by KPAM, or one of its agents (including subdivisors), in the management of such investment company prior to the Second Asset Management Closing Date, as a result of which and to the extent that any Tax is determined by the Internal Revenue Service or the independent accountants of the investment company to be owing by such investment company or by any shareholder of such company (other than income taxes payable by such shareholder in the ordinary course), whether or not such Tax is yet due or payable (so long as any decision by the Purchaser, PaineWebber Incorporated or MHAM to pay in advance is made on a reasonable basis).
        If the Purchaser is contemplating paying or advancing any amount to or in respect of any investment company (or successor thereto) listed on Schedule 1 hereto with respect to which the Purchaser believes it may be entitled to indemnification pursuant to this Section 2.02 (a "Contemplated Payment"), and a purchase by the Parent or the Seller of Securities owned by such investment company at a price above the then current market price would obviate the need for such Contemplated Payment:

                (x) The Purchaser shall provide the Parent and the Seller with two business days' prior written notice of such Contemplated Payment (or, if such notice is not



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        practicable, such lesser notice but in any event not less than 4 hours), which notice shall include a description of the relevant Securities, the events relating to the Contemplated Payment, the amount of the Contemplated Payment and current market price information concerning the relevant Securities.

                (y) The Parent or the Seller shall have the option, exercisable within such two business day (or lesser) period, subject to any necessary Commission, investment company board and other approvals, to either (A) make the Contemplated Payment in lieu of the Purchaser or (B) purchase the relevant Securities from such investment company for an amount equal to the amount of the Contemplated Payment plus the aggregate market price of the relevant Securities set forth in the notice.

        The parties hereto acknowledge that this Section 2.02 shall not apply to any investment company (or successor thereto) other than those listed on
Schedule 1 hereto. Nothing contained in this Section 2.02 or in Section 4.07 of the Third Supplemental Agreement shall in any way be interpreted or construed as limiting, diminishing or affecting in any adverse way the indemnification provisions of the Asset Purchase Agreement as applied to the Purchaser, which provisions shall remain applicable to the extent provided therein and without duplication.


                                  ARTICLE III
                                 MISCELLANEOUS

        SECTION 3.01    Incorporation by Reference.  The provisions of Article
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XI of the First Supplemental Agreement shall be incorporated by reference herein and each reference therein to the First Supplemental Agreement shall apply to this Agreement as if this Agreement were referred to therein.

        SECTION 3.02    Other References to Closing and Closing Date.  The
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parties hereto acknowledge that each reference in the Asset Purchase Agreement to the "Closing", the "Closing Date", the "Asset Management Closing" and the "Asset Management Closing Date" shall, to the extent such reference relates to the portion of Asset Management transferred at the Second Asset Management Closing, be construed as a reference to the Second Asset Management Closing or the Second Asset Management Closing Date, as applicable.





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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                          PAINE WEBBER GROUP INC.

                                          By /s/ REGINA A. DOLAN
                                            -----------------------
                                            Name:  Regina A. Dolan
                                            Title: Chief Financial Officer
                                                   and Vice President

                                          GENERAL ELECTRIC COMPANY


                                          By
                                            --------------------------
                                            Name:
                                            Title:


                                          KIDDER, PEABODY GROUP INC.

                                          By
                                            --------------------------
                                            Name:
                                            Title:

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                          PAINE WEBBER GROUP INC.

                                          By
                                            -------------------------
                                            Name:
                                            Title:


                                          GENERAL ELECTRIC COMPANY


                                          By /s/ PAMELA DALEY
                                            -------------------------
                                            Name:  Pamela Daley
                                            Title: Vice President and Senior
                                                   Counsel

                                          KIDDER, PEABODY GROUP INC.

                                          By
                                            -------------------------
                                            Name:
                                            Title:

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                          PAINE WEBBER GROUP INC.

                                          By
                                            -----------------------
                                            Name:
                                            Title:


                                          GENERAL ELECTRIC COMPANY


                                          By
                                            --------------------------
                                            Name:
                                            Title:


                                          KIDDER, PEABODY GROUP INC.

                                          By /s/ RICHARD W. O'DONNELL
                                            --------------------------
                                            Name:  Richard W. O'Donnell
                                            Title: Senior Vice President

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                                                                    SCHEDULE 1



Kidder, Peabody Equity Income Fund, Inc.

Kidder, Peabody Government Income Fund, Inc.

Kidder, Peabody Investment Trust, consisting of
        Kidder, Peabody Global Equity Fund
        Kidder, Peabody Intermediate Fixed Income Fund
        Kidder, Peabody Asset Allocation Fund
        Kidder, Peabody Adjustable Rate Government Fund
        Kidder, Peabody Global Fixed Income Fund

Kidder, Peabody Investment Trust II, consisting of
        Kidder, Peabody Municipal Bond Fund
        Kidder, Peabody Emerging Markets Equity Fund
        Kidder, Peabody Global High Income Fund

Kidder, Peabody Investment Trust III, consisting of
        Kidder, Peabody Small Cap Equity Fund

Institutional Series Trust, consisting of
        Institutional Adjustable Rate Government Portfolio